                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                December 13, 2001


                            DORCHESTER HUGOTON, LTD.
               (Exact name of registrant as specified in charter)


           TEXAS                    0-10697                     75-1829064
(State or other jurisdiction      (Commission                 (IRS Employer
     of incorporation)            File Number)              Identification No.)


        1919 S. SHILOH ROAD, SUITE 600 - LB 48, GARLAND, TEXAS 75042-8234
                    (Address of principal executive offices)

                                 (972) 864-8610
              (Registrant's telephone number, including area code)

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Item 5. Other Events.

     Dorchester Hugoton, Ltd., Republic Royalty Company and Spinnaker Royalty Company, L.P. have executed a definitive Combination Agreement providing for the combination of their businesses and properties, in a non-taxable transaction, into a new publicly traded limited partnership to be named Dorchester Minerals, L.P.

     The contemplated transaction is summarized in (i) Dorchester Hugoton, Ltd.'s press release dated December 14, 2001, a copy of which is filed as
Exhibit 99.1 hereto and incorporated by reference in response to this Item, and
(ii) the Combination Agreement, the Contribution Agreement and the Business Opportunities Agreement, each including certain exhibits, executed by the parties thereto on December 13, 2001, copies of which are filed as Exhibits 2.1,
2.2 and 2.3 hereto and incorporated by reference in response to this Item.

     The Common Units of limited partnership of Dorchester Minerals, L.P. to be issued in the Combination will be registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement to be filed with the Securities and Exchange Commission. Dorchester Minerals, L.P. is expected to mail a Proxy Statement/Prospectus to unitholders of Dorchester Hugoton, Ltd. and partners of Republic Royalty Company and Spinnaker Royalty Company, L.P. containing information about the transaction when the Registration Statement is declared effective by the Securities and Exchange Commission.

     THE FOREGOING DOES NOT CONSTITUTE AN OFFER TO BUY, OR THE SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES. THE SECURITIES TO BE OFFERED IN CONNECTION WITH THE COMBINATION WILL BE OFFERED ONLY PURSUANT TO A PROSPECTUS/PROXY STATEMENT AND THE RELATED SOLICITATION/RECOMMENDATIONS INCLUDED IN A REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

     ALL DORCHESTER HUGOTON UNITHOLDERS ARE ADVISED TO READ, WHEN AVAILABLE, THE PROSPECTUS/PROXY STATEMENT AND THE RELATED SOLICITATION/RECOMMENDATIONS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE RELATED SOLICITATION/RECOMMENDATIONS THAT WILL BE PROVIDED TO EACH UNITHOLDER REQUESTING SUCH UNITHOLDER'S VOTE, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. A COPY OF THE PROSPECTUS/PROXY STATEMENT AND THE RELATED SOLICITATION/RECOMMENDATIONS, WHEN FINALIZED, WILL BE MAILED TO DORCHESTER HUGOTON UNITHOLDERS AND WILL BE AVAILABLE FROM DORCHESTER HUGOTON ON REQUEST. AS INDICATED ABOVE, THE PROSPECTUS/PROXY STATEMENT AND THE RELATED SOLICITATION/RECOMMENDATIONS WILL ALSO BE AVAILABLE ON THE INTERNET AT THE SECURITIES AND EXCHANGE COMMISSION'S WORLD WIDE WEB SITE AT HTTP://WWW.SEC.GOV.

     Dorchester Hugoton and its General Partners, and their respective directors and/or officers, as applicable, may be deemed under the Rules of the Securities and Exchange Commission to be "participants in the solicitation" of proxies from the security holders of Dorchester Hugoton in favor of the Combination. SECURITY HOLDERS OF DORCHESTER HUGOTON MAY OBTAIN INFORMATION REGARDING THE INTERESTS OF THE "PARTICIPANTS IN THE SOLICITATION" BY READING THE PROSPECTUS/PROXY STATEMENT AND THE RELATED SOLICITATION/RECOMMENDATIONS RELATING TO THE TRANSACTION WHEN IT BECOMES AVAILABLE.

                                       2
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Item 7. Financial Statements and Exhibits.

     (c) Exhibits

         2.1   Combination Agreement, plus exhibits, dated December 13, 2001

         2.2   Contribution Agreement, plus exhibits, dated December 13, 2001

         2.3   Business Opportunities Agreement, dated December 13, 2001

         99.1  Press Release, dated December 14, 2001

                                       3
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2001

                                   DORCHESTER HUGOTON, LTD.

                                   By: /s/ KATHLEEN A. RAWLINGS
                                       -----------------------------------------
                                       Kathleen A. Rawlings
                                       Controller (Principal Accounting Officer)

                                  EXHIBIT INDEX

       EXHIBIT
       NUMBER              DESCRIPTION
       -------             -----------

         2.1               Combination Agreement, plus certain exhibits, dated December 13, 2001

         2.2               Contribution Agreement, plus exhibits, dated December 13, 2001

         2.3               Business Opportunities Agreement, dated December 13, 2001

         99.1              Press Release, dated December 14, 2001

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